Law Offices of David C. McGrail
676A Ninth Avenue #211
New York, NY 10036
Tel: (646) 290-6496
Fax: (646) 224-8377
David C. McGrail (DM 3904)
Counsel To PubliCARD, Inc.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: HydroGen, LLC Debtor	Chapter 11 Case No. 08-14139 (ALG)

MONTHLY OPERATING REPORT
FOR THE PERIOD FROM
December 1, 2008 - December 31, 2008

MONTHLY RECEIPTS:	$ 59,798
MONTHLY DISBURSEMENTS:	$ 166,467

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

DATE: 14-Jan-09 By: /s/ Scott M. Schecter

Title: CEO & CFO

Indicate if this is an amended statement by checking here ☐

HydroGen, LLC
(Debtor-In-Possession)
Statement Of Operations
For the Period Ending October 22, 2008 - December 31, 2008
Accrual Basis

	Current Period December 1, 2008 - December 31, 2008		Case-To-Date October 22, 2008 - December 31, 2008	
Demonstration Grant Revenue	$	-	$	57,614
Costs and Expenses		186,979		330,966
LOSS FROM OPERATIONS		(186,979)		(273,352)
Interest and Other Income		3		1,181
Interest and Other Financing Charges		(17,148)		(38,392)
NET LOSS	$	(204,124)	$	(310,563)

Stock-based compensation expense was excluded from the P&L, and no stock-based awards were granted in the 3rd and 4th quarters

HydroGen, LLC
(Debtor-In-Possession)
Balance Sheet
As of December 31, 2008

	December 31, 2008 Balance Sheet	October 22, 2008 Balance Sheet
Current Assets		
Cash	$ 131,978	$ 395,643
Accounts Receivable-Net	25,000	25,000
Other current assets	304,805	317,547
Total Current Assets	461,783	738,190
Property and equipment, net	910,000	910,000
Deposits and Other assets	69,842	61,789
Total Assets	$ 1,441,625	$ 1,709,979
Post-Petition Liabilities		
Accounts payable and accrued expenses	63,438	-
Capital lease obligations, current portion	-	-
Short-term notes payable	-	-
Total Post Petition Current Liabilities	63,438	-
Capital lease obligations, net of current portion	(21,228)	-
Total Post Petition Liabilities	42,210	-
Pre-Petition Liabilities		
Accounts payable and accrued expenses	3,252,199	3,252,199
Capital lease obligations, current portion	106,652	106,652
Short-term notes payable	1,450,000	1,450,000
Total Pre- Petition Current Liabilities	4,808,851	4,808,851
Capital lease obligations, net of current portion	47,936	47,936
Total Pre- Petition Liabilities	4,856,787	4,856,787
Total Liabilities	4,898,997	4,856,787
Stockholders' Deficit		
Common stock, par value $0.001, authorized 65,000,000 shares, 12,769,904 issued and outstanding at 12/31/07 and 12/31/06.	12,770	12,770
Additional paid-in capital	44,112,795	44,112,795
Accumulated deficit	(47,582,936)	(47,272,373)
Total Shareholders' Equity	(3,457,371)	(3,146,808)
Total Liabilities and Shareholders' Equity	$ 1,441,625	$ 1,709,979

HydroGen, LLC
(Debtor-In-Possession)
Statement Of Cash Flow
For the Period Ending October 22, 2008 - December 31, 2008

	Current Period 12/01/08 - 12/31/08	Case-To-Date 10/22/08 - 12/31/08
Net Loss	$ (204,124)	$ (310,563)
Changes in operating assets and liabilities		
Decrease in accounts receivable	57,614	-
Decrease in other current assets	21,307	12,742
Increase in other assets	(1,100)	(8,054)
Increase in accounts payable and accrued expenses	29,962	63,437
NET CASH USED IN OPERATING ACTIVITIES	(96,341)	(242,438)
NET CASH USED IN INVESTING ACTIVITIES	-	-
CASH FLOWS FROM FINANCING ACTIVITIES		
Principal payments on capital lease obligations	(10,327)	(21,228)
NET CASH PROVIDED BY FINANCING ACTIVITIES	(10,327)	(21,228)
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(106,668)	(263,666)
CASH AND CASH EQUIVALENTS, beginning of period	238,646	395,643
CASH AND CASH EQUIVALENTS, end of period	$ 131,978	$ 131,978

HydroGen L.L.C.
Bankruptcy Cash Plan

Week Ended:	Actual 12/1/08 - 12/31/08	Budget 12/1/08 - 12/31/08	Difference 12/1/08 - 12/31/08
Inflows:			
Grant Income (1)	57,614	82,000	(24,386)
Misc. Deposits, COBRA/ETC	2,182	2,211	(29)
Interest Income		-	-
Platinum Income		-	-
Bridge Loan	-	-	-
Total Inflows	59,796	84,211	(24,415)
Outflows:			
Payroll	(88,875)	(75,197)	(13,678)
Accrued Salary & Vacation		(5,169)	5,169
Triax Fees (3)		(20,000)	20,000
Vendor Payments (see below)	(77,592)	(228,664)	151,073
Total Outflows	(166,467)	(329,031)	162,564
Net Cash Inflow	**(106,671)**	**(244,820)**	**138,149**
Vendor Detail:			
Dismantle U.S. Steel/Dismantle Ashta (2)	-	49,000	(49,000)
Versailles Chemical Disposal (2)	-	35,000	(35,000)
Creditors Attorneys (3)	-	25,000	(25,000)
Debtor Attorneys (3)	-	20,000	(20,000)
Bankruptcy Mailing Agent	21,546	-	21,546
Allegheny High Lift	-	-	-
Canon Financial Services	-	-	-
ComDoc Inc. (Lease)	514	300	214
DeLage Landen Financial Servic	-	-	-
Dollar Bank Leasing	-	-	-
Manifest Funding Services	-	-	-
Vendor Lease Mgmt	-	-	-
Connex International, Inc.	140	600	(460)
Expedient	1,300	1,731	(431)
Info Highway - NY Phone/Internet	1,653	500	1,153
PAETEC	1,412	1,500	(88)
Verizon	167	-	167
Phoenix Business Technologies	2,462	1,677	785
Cananwill, Inc.	17,728	17,728	(0)
ADP HR Fees	605	800	(195)
Highmark	6,681	9,616	(2,935)
Prudential - Life/Dis	406	406	0
Assurant - Dental	654	548	106
VBA - Vision	80	86	(6)
National Carbide - Versailles	14,373	14,373	-
Duquesne Light	3,558	4,000	(442)
Equitable Gas	429	2,000	(1,571)
Stanley Convergent (formerly Honeywell)-Security	-	-	-
MAWC - Vers Water	95	125	(30)
McKeesport City Treasurer (Vers sewer)	5	75	(70)
Waste Management - Vers Waste	-	600	(600)
UPS	-	-	-
Fed Ex	47	-	47
Donlin Recano	-	5,000	(5,000)
Shareholder Proxy	-	15,000	(15,000)
Duane Morris LLP	-	12,500	(12,500)
Makovsky	-	2,500	(2,500)
Vintage Filings	267	2,000	(1,733)
Expense Reports	1,710	3,000	(1,290)
Misc	1,759	3,000	(1,241)
Vendor Detail Total	**77,592**	**228,664**	**(151,073)**

(1) Projected grant income includes the following:
PA Energy Development Authority
PA Nanomaterials Commercialization Center

These proceeds due under these Grants are anticipated to be received upon the submission of final reports and related presentations, which the Debtor is currently preparing. No additional proceeds under any Grants are anticipated at this time.

(2) The Debtor will not incur the expenses for the Dismantle of Ashta and Versailles cleanup, without first consulting the Committee and the Secured Lender's agent.

(3) Payment to Committee and Debtor professionals is contingent upon Court approval.

(4) Variance is timing related.

HydroGen, LLC
(Debtor-In-Possession)
Statement Of Receipts And Disbursements
For the Period Ending October 22, 2008 - December 31, 2008

	Month Ended 12/01/08 - 12/31/08		Case-To-Date 10/22/08 - 12/31/08	
Disbursements				
Checks Cut From Operating Account	$	76,071	$	163,755
Wires From Operating Account		-		1,071
Payroll and Associated Taxes		90,031		164,573
Bank and Payroll fees		364		1,585
Total Disbursements	$	166,467	$	330,983
Receipts				
Grant Income	$	57,614	$	57,614
Interest Income		3		1,109
Cobra Receipts		1,856		4,421
Vendor Refunds		325		4,102
Computer Sale		-		900
Insurance Settlements		-		-
Total Receipts	$	59,798	$	68,147
Net Inflow/(Outflow)	$	(106,668)	$	(262,836)

HydroGen, LLC
(Debtor-In-Possession)
Disbursement List
For the Period Ending October 22, 2008 - December 31, 2008

Disbursements	Month Ended 12/01/08 - 12/31/08	Case-To-Date 10/22/08 - 12/31/08
Bank & Payroll Fees	884	3,601
Bankruptcy Communications	21,546	21,546
Benefits	9,254	20,137
Capital Leases	-	11,801
Consulting	-	4,120
Employee Expenses	1,710	6,335
Insurance	17,728	35,456
Investor Communications	407	4,701
Operating Leases	514	1,926
Operation Expenses	-	1,071
Payroll	88,597	162,910
Postage	129	978
Rent	14,418	30,504
Security	-	432
Temporary Staffing	150	150
Utilities	11,128	25,314
Total	$ 166,467	$ 330,983

HydroGen, LLC
(Debtor-In-Possession)
Disbursement Detail List
For the Period December 1, 2008 - December 31, 2008

Disbursements	Date	Type	Ck#	Period from 12/01/08 - 12/31/08
Bank & Payroll Fees				
Citizens Bank Fees	12/16/2008	WT		53.60
ADP HR Fees	12/19/2008	CK	104882	520.00
ADP Processing Fees	12/12/2008	WT		41.10
ADP Processing Fees	12/19/2008	WT		84.00
ADP Processing Fees	12/26/2008	WT		62.10
ADP Processing Fees	12/26/2008	WT		123.60
Bankruptcy Communication				
Donlin, Recano & Company	12/5/2008	CK	104864	12,036.98
Donlin, Recano & Company	12/19/2008	CK	104889	9,509.46
Benefits				
Assurant	12/5/2008	CK	104863	653.59
Highmark	12/5/2008	CK	104869	6,680.70
Prudential	12/5/2008	CK	104875	405.89
Vision Benefits of America	12/5/2008	CK	104880	79.60
Flexible Spending Funding	12/4/2008	WT		18.25
Flexible Spending Funding	12/17/2008	WT		574.91
Flexible Spending Funding	12/18/2008	WT		18.25
Flexible Spending Funding	12/22/2008	WT		822.45
Employee Expenses				
Garofalo, Chris	12/19/2008	CK	104891	28.11
Kulpa, Jeff	12/19/2008	CK	104892	478.92
Schecter, Scott	12/19/2008	CK	104895	1,203.12
Insurance				
Cananwill	12/19/2008	CK	104884	9,240.73
Cananwill	12/19/2008	CK	104885	8,487.46
Investor Communications				
Connex International	12/19/2008	CK	104888	139.83
Vintage Filings	12/5/2008	CK	104879	267.00
Operating Leases				
ComDoc	12/19/2008	CK	104886	110.33
ComDoc	12/19/2008	CK	104887	403.71
Payroll				
December 5, 2008 Paydate	12/4/2008	WT		33,731.63
December 19, 2008 Paydate	12/18/2008	WT		29,727.30
January 2, 2009 Paydate	12/31/2008	WT		25,138.42
Postage				
Fedex	12/5/2008	CK	104867	47.24
Hasler Mailing Systems	12/5/2008	CK	104868	81.88
Rent				
National Carbide	12/5/2008	CK	104872	14,373.33
Penn Oxygen & Supply	12/19/2008	CK	104894	45.00
Temporary Staffing				
Oliver Staffing, Inc.	12/5/2008	CK	104881	150.00
Utilities				
All County Disposal	12/19/2008	CK	104883	47.88
Broadview Networks	12/19/2008	CK	104896	552.80
Broadview Networks	12/19/2008	CK	104897	1,100.00
Duquesne Light	12/19/2008	CK	104890	3,558.23
Equitable Gas	12/5/2008	CK	104865	428.73
Expedient	12/5/2008	CK	104866	1,300.00
MAWC	12/5/2008	CK	104870	49.52
MAWC	12/19/2008	CK	104893	44.79
McKeesport Municipal Sewage	12/5/2008	CK	104871	5.46
PAETEC	12/5/2008	CK	104873	1,411.76
Phoenix	12/5/2008	CK	104874	2,461.85
Verizon Wireless	12/5/2008	CK	104878	167.04
Total				166,466.55

HydroGen, LLC
Bank Reconciliation

Account		Bank Balance	Book Balance	Variance
6210176880	Citizens Bank-Payroll	$ 633	$ 633	$ -

Checks Outstanding

Number	Payee	Date	Amount
NONE			
Total			$ -
Deposits In Transit			$ -
Net Adjustments			$ -
			$ -

Account		Bank Balance	Book Balance	Variance
6210176813	Citizens Bank-General	$ 138,033	$ 125,240	$ 12,793.68

Checks Outstanding

Number	Payee	Date	Amount
104881	Oliver Staffing, Inc.	12/05/08	150.00
104883	All County Disposal	12/19/08	47.88
104889	Donlin, Recano & Company	12/19/08	9,509.46
104890	Duquesne Light	12/19/08	3,558.23
104891	Garofalo, Chris	12/19/08	28.11
Other			(500.00)
Total			$ 12,793.68
Deposits In Transit			$ -
Net Adjustments			$ 12,793.68
			$ -

Account		Bank Balance	Book Balance	Variance
304644609	JP Morgan Chase	$ 6,105	$ 6,105	$ -

Checks Outstanding

Number	Payee	Date	Amount
NONE			
Total			$ -
Deposits In Transit			$ -
Net Adjustments			$ -
			$ -

HydroGen, L.L.C.
(Debtor-In-Possession)
Debtor Questionnaire
For Period from December 1, 2008 through December 31, 2008

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X
3. Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4. Are workers compensation, general liability and other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
6. Have any payments been made on pre-petition liabilities this reporting period?		X
7. Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8. Are any post petition payroll taxes past due?		X
9. Are any post petition State or Federal income taxes past due?		X
10. Are any post petition real estate taxes past due?		X
11. Are any other post petition taxes past due?		X
12. Have any pre-petition taxes been paid during this reporting period?		X
13. Are any amounts owed to post petition creditors delinquent?		X
14. Are any wage payments past due?		X
15. Have any post petition loans been received by the Debtor from any party?		X
16. Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17. Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18. Have the owners or shareholders received any compensation outside of the normal course of business?		X